                                                                     EXHIBIT 4.1











                             P.H. GLATFELTER COMPANY




                                       TO




                              THE BANK OF NEW YORK,
                                     TRUSTEE





                               -------------------


                                    INDENTURE



                            DATED AS OF JULY 22, 1997


                               -------------------

                               TABLE OF CONTENTS

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RECITALS OF THE COMPANY...........................................................................................1



                                    ARTICLE I


             Definitions and Other Provisions of General Application

SECTION 1.01.  Definitions          ..............................................................................1
SECTION 1.02.  Compliance Certificates and Opinions..............................................................11
SECTION 1.03.  Form of Documents Delivered to Trustee............................................................11
SECTION 1.04.  Acts of Holders      .............................................................................12
SECTION 1.05.  Notices, Etc., to Trustee and Company.............................................................13
SECTION 1.06.  Notices to Holders   .............................................................................13
SECTION 1.07.  Compliance with Trust Indenture Act...............................................................14
SECTION 1.08.  Effect of Headings and Table of Contents..........................................................14
SECTION 1.09.  Successors and Assigns............................................................................14
SECTION 1.10.  Separability Clause  .............................................................................14
SECTION 1.11.  Benefits of Indenture.............................................................................14
SECTION 1.12.  Governing Law        .............................................................................15
SECTION 1.13.  Legal Holidays       .............................................................................15
SECTION 1.14.  Liability Solely Corporate........................................................................15
SECTION 1.15.  Counterparts         .............................................................................15


                                   ARTICLE II


                                 Security Forms

SECTION 2.01.  Forms Generally      .............................................................................16
SECTION 2.02.  Form of Face of Security..........................................................................16
SECTION 2.03.  Form of Reverse of Security.......................................................................21
SECTION 2.04.  Form of Trustee's Certificate of Authentication...................................................33
SECTION 2.05.  Form of Legend for Global Securities..............................................................33
SECTION 2.06.  Form of Legend on Restricted Securities...........................................................34


                                   ARTICLE III


                                 The Securities

SECTION 3.01.  Title and Terms      .............................................................................34
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SECTION 3.02.  Denominations        .............................................................................36
SECTION 3.03.  Execution, Authentication, Delivery and Dating....................................................36
SECTION 3.04.  Temporary Securities .............................................................................39
SECTION 3.05.  Registration, Registration of Transfer and Exchange...............................................39
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities..................................................42
SECTION 3.07.  Payment of Interest; Interest Rights Preserved....................................................43
SECTION 3.08.  Persons Deemed Owners.............................................................................44
SECTION 3.09.  Cancellation         .............................................................................45
SECTION 3.10.  Computation of Interest...........................................................................45
SECTION 3.11.  CUSIP Numbers        .............................................................................45
SECTION 3.12.  Book-Entry Provisions for Global Security.........................................................46
SECTION 3.13.  Special Transfer Provisions.......................................................................48
SECTION 3.14.  Maintenance of Office or Agency...................................................................52
SECTION 3.15.  Money for Securities; Payments To Be Held in Trust................................................53
SECTION 3.16.  Rule 144A Information Requirement.................................................................54


                                   ARTICLE IV


                           Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture...........................................................55
SECTION 4.02.  Application of Trust Money........................................................................56
SECTION 4.03.  Defeasance and Discharge of Indenture.............................................................57
SECTION 4.04.  Defeasance of Certain Obligations.................................................................59
SECTION 4.05.  Reinstatement        .............................................................................60
SECTION 4.06.  Miscellaneous Provisions..........................................................................61


                                    ARTICLE V


                                    Remedies

SECTION 5.01.  Events of Default    .............................................................................61
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment................................................63
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee...................................64
SECTION 5.04.  Trustee May File Proofs of Claim..................................................................65
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities.......................................66
SECTION 5.06.  Application of Money Collected....................................................................66
SECTION 5.07.  Limitation on Suits  .............................................................................67
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SECTION 5.08.  Unconditional Right of Holders to Receive Principal, Premium and Interest.........................67
SECTION 5.09.  Restoration of Rights and Remedies................................................................68
SECTION 5.10.  Rights and Remedies Cumulative....................................................................68
SECTION 5.11.  Delay or Omission Not Waiver......................................................................68
SECTION 5.12.  Control by Holders   .............................................................................68
SECTION 5.13.  Waiver of Past Defaults...........................................................................69
SECTION 5.14.  Undertaking for Costs.............................................................................69
SECTION 5.15.  Waiver of Stay or Extension Laws..................................................................70


                                   ARTICLE VI


                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities...............................................................70
SECTION 6.02.  Notice of Defaults   .............................................................................72
SECTION 6.03.  Certain Rights of Trustee.........................................................................72
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities............................................74
SECTION 6.05.  May Hold Securities  .............................................................................74
SECTION 6.06.  Money Held in Trust  .............................................................................74
SECTION 6.07.  Compensation and Reimbursement....................................................................74
SECTION 6.08.  Disqualification; Conflicting Interests...........................................................76
SECTION 6.09.  Corporate Trustee Required; Eligibility...........................................................76
SECTION 6.10.  Resignation and Removal; Appointment of Successor.................................................76
SECTION 6.11.  Acceptance of Appointment by Successor............................................................78
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.......................................79
Section 6.13.  Preferential Collection of Claims Against Company.................................................79


                                   ARTICLE VII


                Holders' Lists and Reports by Trustee and Company

SECTION 7.01.  Company To Furnish Trustee Names and Addresses of Holders.........................................80
SECTION 7.02.  Preservation of Information; Communication to Holders.............................................80
SECTION 7.03.  Reports by Trustee   .............................................................................81
SECTION 7.04.  Reports by Company   .............................................................................81
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                                  ARTICLE VIII


              Consolidation, Merger, Conveyance, Transfer of Lease

SECTION 8.01.  Company May Consolidate, Etc., Only On Certain Terms..............................................82
SECTION 8.02.  Successor Substituted.............................................................................83


                                   ARTICLE IX


                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent of Holders................................................83
SECTION 9 02.  Supplemental Indentures with Consent of Holders...................................................84
SECTION 9.03.  Execution of Supplemental Indentures..............................................................85
SECTION 9.04.  Effect of Supplemental Indentures.................................................................86
SECTION 9.05.  Conformity with Trust Indenture Act...............................................................86
SECTION 9.06.  Reference in Securities to Supplemental Indentures................................................86
SECTION 9.07.  Notice of Supplemental Indentures.................................................................86
SECTION 9.08.  Waiver of Certain Covenants.......................................................................86
SECTION 9.09.  Payment for Consent  .............................................................................87


                                    ARTICLE X


                                    Covenants

SECTION 10.01.  Payment of Principal.............................................................................87
SECTION 10.02.  Limitation on Liens .............................................................................87
SECTION 10.03.  Limitation on Sale and Leaseback Transactions....................................................90
SECTION 10.04.  Compliance Certificate...........................................................................90


                                   ARTICLE XI


                            Redemption of Securities

SECTION 11.01.  Right of Redemption .............................................................................91
SECTION 11.02.  Applicability of Article.........................................................................91
SECTION 11.03.  Election to Redeem; Notice to Trustee............................................................91
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SECTION 11.04.  Selection by Trustee of Securities to Be Redeemed................................................91
SECTION 11.05.  Notice of Redemption.............................................................................92
SECTION 11.06.  Deposit of Redemption Price......................................................................93
SECTION 11.07.  Securities Payable on Redemption Date............................................................93
SECTION 11.08.  Securities Redeemed in Part......................................................................94
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                                      -v-

                  INDENTURE, dated as of July 22, 1997 between P.H. GLATFELTER COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company"), having its principal office at 228 South Main Street, Spring Grove, Pennsylvania 17362, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the creation of an issue of 6 7/8% Notes due 2007 (the "Series A Securities") and 6 7/8% Notes due 2007 (the "Series B Securities" and, together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof and intending to be legally bound hereby, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

                                    ARTICLE I

             Definitions and Other Provisions of General Application

                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) each of the terms defined in this Article has the meaning assigned to it in this Article and includes the plural as well as the singular;

                  (b) each of the other terms used herein which is defined in the Trust Indenture Act or by rules and regulations of the Commission under the Trust Indenture Act, either directly or by reference therein, has the meaning assigned to it therein; each of the following TIA terms used in this Indenture has the following meaning:

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Holder;

                  "indenture to be qualified" means this Indenture; and

                  "indenture trustee" or "institutional trustee" means the Trustee;

                  (c) any gender used in this Indenture shall be deemed and construed to include correlative words of the masculine, feminine or neuter gender;

                  (d) each of the accounting terms not otherwise defined herein has the meanings assigned to it in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (e) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument; and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (f) "or" is not exclusive; and

                  (g) "including" means including, without limitation.

Certain terms, used principally in Article VI, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Additional Interest" means additional interest on the Securities which the Company agrees to pay to the Holders in accordance with
Section 4 of the Registration Rights Agreement.

                  "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.15%.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or Agent Member in, the Depositary.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee appointed by that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution such action may be taken by any committee, officer or employee of the Company authorized to take such action by a Board Resolution.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions generally in New York City are authorized or obligated by law or executive order to close.

                  "Capitalized Lease Obligation" means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with generally accepted accounting principles.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

                  "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

                  "Consolidated Net Tangible Assets" means, at the date of determination, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) total current liabilities (excluding debt or any guaranty thereof due within 12 months) and
(b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the then most recent consolidated balance sheet of the Company and its consolidated Subsidiaries computed in accordance with generally accepted accounting principles.

                  "Corporate Trust Office" means the office of the Trustee in The City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286; and such other office as the Trustee may designate from time to time.

                  "Corporation" includes corporations, associations, companies (including joint stock companies and limited liability companies) and business trusts.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means any exchange pursuant to the Registration Rights Agreement of Series A Securities for a like principal amount of Series B Securities.

                  "Financing Lien" has the meaning specified in Section 10.02.

                  "Global Security" has the meaning specified in Section 3.01.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" of any Person means, at any date, any of the following (without duplication): (a) all obligations unconditional or contingent, of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments or letters of credit; (b) all obligations of such Person to pay the deferred purchase price of property or services, except accounts payable and accrued liabilities, in each case, arising in the ordinary course of business; (c) Capitalized Lease Obligations of such Person; (d) reimbursement obligations of such Person with respect to letters of credit; (e) all Indebtedness of others secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed or guaranteed by such Person; and
(f) all Indebtedness of others guaranteed by such Person; and the amount thereof shall be the outstanding principal balance of any such unconditional obligations described in clauses (a) through (f) and the maximum liability of any such conditional obligations at such date.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Purchasers" means Bear, Stearns & Co. Inc. and BT Securities Corporation.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "interest", when used with respect to any Security, means the amount of all interest accruing on such Security, including all Additional Interest.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Issue Date" means the original date of issuance of the Securities.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President or an Assistant Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Offshore Global Security" has the meaning set forth in
Section 3.01.

                  "Offshore Physical Security" has the meaning set forth in Section 3.01.

                  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) and/or interest on any Securities on behalf of the Company.

                  "Person" means any individual, Corporation, partnership, joint venture, association, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Security", has the meaning set forth in Section
3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Primary Treasury Dealer" means a primary U.S. Government securities dealer in New York City.

                  "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.02(a).

                  "Property" has the meaning specified in Section 10.02.

                  "Purchase Agreement" means the Purchase Agreement dated July 17, 1997 among the Company and the Initial Purchasers.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A.

                  "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Company.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means, as of any date of determination, an amount equal to the greater of (i) 100% of the principal amount of the Securities or (ii) as determined by the Quotation Agent, the sum of the present value of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate.

                  "Reference Treasury Dealer" means (i) each of Bear, Stearns & Co. Inc. and BT Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the

Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of July 22, 1997 among the Company and the Initial Purchasers, as the same may be amended or supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 and July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Security" has the meaning specified in Section
2.06.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Sale and Leaseback Transaction" has the meaning specified in
Section 10.03.

                  "Securities" has the meaning stated in the first recital of this Indenture that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Series B Securities to be issued and exchanged for any Series A Securities pursuant to the Registration Rights Agreement and for purposes of this Indenture, all Series A Securities and Series B Securities shall vote together as one series of Securities under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07(a)(i).

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means any Corporation or other Person the outstanding securities or interests of which having ordinary voting power to elect a majority of the board of directors or similar governing body of such Corporation or other Person (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) are at any time owned or controlled directly or indirectly by the Company or one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include such successor Person.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

                  "U.S. Global Security" has the meaning set forth in Section 3.01.

                  "U.S. Government Obligations" means direct obligations of the United States of America, backed by its full faith and credit.

                  "U.S. Physical Security" has the meaning set forth in Section 3.01.


                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

                  (d) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such

Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration; or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument (Attention: Treasurer) or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, or any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by or with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Compliance with Trust Indenture Act. Upon the effectiveness of the Exchange Registration Statement or the effectiveness of a Shelf Registration Statement (each, as defined in Registration Rights Agreement), this Indenture will be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and if any provision of this Indenture limits, qualifies or conflicts with a provision which is required to be included in this Indenture by the Trust Indenture Act, the required provision shall control.

                  SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company or the Trustee shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

                  SECTION 1.13. Legal Holidays. Except as may be otherwise specified with respect to any particular Securities, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                  SECTION 1.14. Liability Solely Corporate. No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Securities, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of Securities.

                  SECTION 1.15. Counterparts. This Indenture may be executed in counterparts (including executed counterparts delivered and exchanged by facsimile transmission), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                   ARTICLE II

                                 Security Forms

                  SECTION 2.01. Forms Generally. The Securities shall be in substantially the forms set forth, or referenced, in this Article, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                  The definitive Securities may be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02. Form of Face of Security. (a) The form of the face of the Series A Securities shall be substantially as follows:

                  THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
         SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
         (A) SUCH SECURITY

         MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
         (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                           Each Holder hereof, by its acceptance hereof, will be
                  deemed to have agreed to be bound by the provisions of the Registration Rights Agreement.


                             P.H. GLATFELTER COMPANY




                              6 7/8% NOTES DUE 2007
                                    SERIES A

CUSIP No.  ____________
No.  __________________                                        $______________

                  P.H. GLATFELTER COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________ or registered assigns, the principal sum of ___________ United States dollars on July 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on January 15 and July 15 of each year, commencing on January 15, 1998, accruing from the later of July 22, 1997 and the most recent date to which interest has been paid or duly provided for, at the rate of 6 7/8% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. In addition, the Company may be obligated to pay Additional Interest on the outstanding principal amount hereof in accordance with certain provisions of the Registration Rights Agreement.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such Defaulted Interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of the Depositary or any clearing agency through which clearing of trades of the Securities regularly takes place or any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Depositary or any such clearing agency or exchange, all as more fully provided in such Indenture.

                  If this Security is a Global Security, all payments in respect of this Security will be made to the Depositary or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depositary. If this Security is a Global Security and a Restricted Security, reference is made to the restriction on ownership of beneficial interests herein contained in the Indenture. If this Security is not a Global Security, payment of the principal of (and premium, if any), and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, P.H. Glatfelter Company has caused this instrument to be duly executed.



                                            P.H. GLATFELTER COMPANY



                                            By: ___________________________
                                                 Name:
                                                 Title:


                                            By: ___________________________
                                                 Name:
                                                 Title:

                  (b) The form of the face of the Series B Securities shall be substantially as follows:

                             P.H. GLATFELTER COMPANY





                              6 7/8% NOTES DUE 2007
                                    SERIES B

CUSIP No.  ___________
No.  _________________                                       $____________

                  P.H. GLATFELTER COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania

(the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________ or registered assigns, the principal sum of ____________ United States Dollars on July 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on January 15 and July 15 of each year, commencing on January 15, 1998, accruing from the later of July 22, 1997 and the most recent date to which interest has been paid or duly provided for on this Series B Security or on the Series A Securities exchanged for this Series B Security, at the rate of 6 7/8% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. In addition, the Company may be obligated to pay Additional Interest on the outstanding principal amount hereof in accordance with certain provisions of the Registration Rights Agreement.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 and July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such Defaulted Interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of the Depositary or any clearing agency through which clearing of trades of the Securities regularly takes place or any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Depositary or any such clearing agency or exchange, all as more fully provided in such Indenture.

                  If this Security is a Global Security, all payments in respect of this Security will be made to the Depositary or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depositary. If this Security is not a Global Security, payment of the principal of (and premium, if any), and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, P.H. Glatfelter Company has caused this instrument to be duly executed.



                                    P.H. GLATFELTER COMPANY


                                    By: ____________________________
                                         Name:
                                         Title:


                                    By: ____________________________
                                         Name:
                                         Title:

                  SECTION 2.03. Form of Reverse of Security. (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 6 7/8% Notes due 2007 (the "Series A Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued under an Indenture (herein called the "Indenture") dated as of July 22, 1997 between the Company and The Bank of New York, as trustee

(herein called the "Trustee, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  Each of the capitalized terms used in this Series A Security which is defined in the Indenture and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

                  No reference herein to the Indenture and no provisions of this Series A Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any), and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Company at the Redemption Price as determined in accordance with the Indenture, plus accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as of the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture.

                  The Series A Securities do not have the benefit of any sinking fund obligation.

                  In the event of redemption of this Series A Security in part only, a new Series A Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder, or the Person designated by such Holder, hereof upon cancellation hereof.

                  Pursuant to the Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 6 7/8% Notes due 2007, Series B, of the Company (the "Series B Securities"), which have been registered (or, with respect to certain Series B Securities, which will be entitled to such registration, as set forth in the Registration Rights Agreement) under the Securities Act, in like principal amount and having identical terms as the Series A Securities. The Holders of Series A Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Series A Securities and the Series B Securities are together referred to herein as the "Securities".

                  The Indenture contains provisions (which provisions apply to this Series A Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series A Security and (b) certain restrictive covenants and related Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

                  The Company and the Trustee may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected. Any such consent or waiver by or on behalf of the Holder of this Series A Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series A Security and of any Series A Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A Security.

                  All Series A Securities and Series B Securities shall vote together as one series of Securities under the Indenture.

                  The Series A Securities are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Series A Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series A Security is registrable on the Security Register of the Company, upon surrender of this Series A Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series A Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Series A Security is a Restricted Security in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a book-entry security by instructing the Trustee to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depositary.

                  If this Series A Security is a Global Security, it is exchangeable for Series A Securities in certificated form if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary ceases to be a "clearing agency" registered under the Securities Exchange Act of 1934, as amended, and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice or such cessation, as the case may be, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to any Securities represented by the Global Security. Upon the occurrence in respect of any Global Security of any one or more of the conditions specified in clauses (i), (ii) and
(iii) of the preceding sentence such Global Security may be exchanged for Securities not bearing the legend specified in Section 2.05 and registered in the names of such Persons as may be specified by the Depositary (including Persons other than the Depositary). In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series A Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series A Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series A Securities registered in its name.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Series A Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company may but shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.03 of the Indenture and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Prior to and at the time of due presentment of this Series A Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series A Security is registered as the owner hereof for all purposes, whether or not this Series A Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Security, or any part thereof, or of the indebtedness represented hereby, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Security is solely a corporate obligation, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, under or by reason of any of the obligations, covenants, promises or agreements contained in this Security or to be implied herefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the issue of this Security.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

_______________________________________________________________________________

(Insert assignee's social security or tax ID number)___________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint ___________________________________________________________

_______________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

                  In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the later of July 22, 1998, or the date one year after the later of the date of issuance appearing on the face of this Security and the last date on which the Company or an affiliate of the Company was the owner of this Security (or any Predecessor Security), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                   [Check one]

[  ] (a)          this Security is being transferred in compliance with the
                  exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents, including a transferee certificate substantially in the form attached hereto, are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If neither of the foregoing boxes is checked and, in the case of (b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in
Section 3.13 of the Indenture shall have been satisfied.

_______________________________________________________________________________


Date: _________________             Your signature:_________________
                                             (Sign exactly as your name
                                             appears on the other side of
                                             this Security)

                                             By:________________________
                                                Notice: To be executed by
                                                an executive officer

Signature Guarantee: _________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ________________                     By: _________________________
                                                   Notice: To be executed by
                                                   an executive officer

                  [The Transferee Certificates (Exhibits A and B to the Indenture) will be attached to the Series A Security]

                  (b) The form of the reverse of the Series B Securities shall be substantially as follows:

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 6 7/8% Notes due 2007, Series B (the "Series B Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000 which may be issued under an Indenture (herein called the "Indenture") dated as of July 22, 1997, between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  Each of the capitalized terms used in this Series B Security which is defined in the Indenture and not otherwise defined herein shall have the meaning assigned to it in the Indenture.

                  No reference herein to the Indenture and no provision of this Series B Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

                  The Series B Securities were issued pursuant to an exchange offer pursuant to which 6 7/8% Notes due 2007 of the

Company (the "Series A Securities"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B Securities are together referred to herein as the "Securities".

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Company at the Redemption Price, plus accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as of the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture.

                  The Series B Securities do not have the benefit of any sinking fund obligation.

                  In the event of redemption of this Series B Security in part only, a new Series B Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder, or the Person designated by such Holder, hereof upon cancellation hereof.

                  The Indenture contains provisions (which provisions apply to this Series B Security) for defeasance at any time of (a) the entire indebtedness of the Company on this Series B Security and (b) certain restrictive covenants and related Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

                  The Company and the Trustee may, without the consent of the Holders of any Outstanding Securities, amend, waive or supplement the Indenture or the Securities for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Securities may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected. Any such consent or waiver by or on behalf of the Holder of this Series B Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Series B Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series B Security.

                  All Series A Securities and Series B Securities shall vote together as one series of Securities under the Indenture.

                  The Series B Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Series B Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  If this Series B Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series B Security is registrable on the Security Register of the Company, upon surrender of this Series B Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof of his attorney duly authorized in writing, and thereupon one or more new Series B Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Series B Security is a Global Security, it is exchangeable for Series B Securities in certificated form if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary ceases to be a "clearing agency" registered under the Securities Exchange Act of 1934, as amended, and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice or such cessation, as the ease may be, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to any Securities represented by the Global Security. Upon the occurrence in respect of any Global Security of any one or more of the conditions specified in clauses (i), (ii) and
(iii) of the preceding sentence such Global Security may be exchanged for Securities not bearing the legend specified in Section 2.05 and registered in the names of such Persons as may be specified by the Depositary (including Persons other than the Depositary). In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, a beneficial owner of a beneficial interest in a Global Security may request a Series B Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series B Securities in authorized denominations equal in principal amount of such beneficial interest and to have such Series B Securities registered in its name.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Series B Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company may but shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.03 of the Indenture and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Prior to and at the time of due presentment of this Series B Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series B Security is registered as the owner hereof for all purposes, whether or not this Series B Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Security, or any part thereof, or of the indebtedness represented hereby, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Security is solely a corporate obligation, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, under or by reason of any of the obligations, covenants, promises or agreements contained in this Security or to be implied herefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the issue of this Security.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

                                 ASSIGNMENT FORM

If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

_______________________________________________________________________________

(Insert assignee's social security or tax ID number)___________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

_______________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

_______________________________________________________________________________


Date:___________________                  Your signature:__________________
                                             (Sign exactly as your name
                                              appears on the other side of
                                              this Security)

                                            By:__________________________
                                                 Notice: To be executed by
                                                 an executive officer

Signature Guarantee: ___________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                  SECTION 2.04. Form of Trustee's Certificate of Authentication. This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

                                     THE BANK OF NEW YORK, as Trustee


                                     By:_______________________________________
                                              Authorized Signatory

          SECTION 2.05. Form of Legend for Global Securities. Any Global Security authenticated and delivered hereunder shall, in addition to the provisions contained in Sections 2.02 and 2.03, bear a legend in substantially the following form or such similar form as may be required by the Depositary:

                  "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), a New York corporation, to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

          SECTION 2.06. Form of Legend on Restricted Securities. During the period beginning on the later of the Issue Date and the last date on which the Company or any Affiliate of the Company was the owner of a Series A Security (or any Predecessor Security) and ending on the date one year from any such date (or such longer period as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company), any Series A Security issued or owned during the period set forth above, as the case may be, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, such Series A Security, shall be deemed a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legend set forth on the face of the form of Series A Security in Section 2.02(a); provided, however, that the term "Restricted Security" shall not include (a) any Series A Security which is issued upon transfer of, or in exchange for, any Security which is not a Restricted Security or (b) any Series A Security as to which such restrictions on transfer have been terminated in accordance with Section 3.05,
(c) any Series B Security issued pursuant to an Exchange Offer or (d) any Series B Security covered by a Shelf Registration Statement (as defined in the Registration Rights Agreement). Any Restricted Security shall bear the legend set forth on the face of the Security pursuant to Section 2.02(a).


                                   ARTICLE III

                                 The Securities

          SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000 aggregate principal amount of Series A Securities and $150,000,000 aggregate principal amount of Series B Securities, provided the Series B Securities shall initially be authenticated and delivered only in exchange for Series A Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.03, 3.04, 3.05, 3.06 or 9.06.

          The Series A Securities shall be known and designated as the "6 7/8% Notes due 2007" of the Company. The Series B Securities shall be known and designated as the "6 7/8% Notes due 2007, Series B" of the Company. The final Stated Maturity of the Series A Securities and the Series B Securities shall be July 15, 2007. The Series A Securities shall bear interest at the rate of 6 7/8% per annum, and Additional Interest, if any in accordance with the provisions of the Registration Rights Agreement, from the later of July 22, 1997 and the most recent date to which interest has been paid, as the case may be; provided that, if there is no existing Event of Default in the payment of interest and if a Series A Security is authenticated between a Regular Record Date and the next succeeding Interest Payment Date, interest on such Series A Security shall accrue from such Interest Payment Date. The Series B Securities shall bear interest at the rate of 6 7/8% per annum, and Additional Interest, if any in accordance with the provisions of the Registration Rights Agreement, from the later of July 22, 1997 and the most recent date to which interest has been paid on the Series B Securities or on the Series A Securities exchanged for the Series B Securities, as the case may be; provided that, if there is no existing Event of Default in the payment of interest and if a Series B Security is authenticated between a Regular Record Date and the next succeeding Interest Payment Date, interest on such Series B Security shall accrue from such Interest Payment Date. Interest on the Series A Securities and on the Series B Securities is payable semiannually on January 15 and July 15 in each year, commencing January 15, 1998, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid in accordance with the Registration Rights Agreement.

          Series B Securities may be issued only in exchange for a like principal amount of Series A Securities pursuant to an Exchange Offer.

          Series A Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global security (the "U.S. Global Security") and Series A Securities offered and sold in reliance on Regulation S shall be issued initially in the form of a single permanent global security (the "Offshore Global Security" and, together with the U.S. Global Security, the "Global Securities"), each substantially in the form set forth in Sections 2.02(a) and 2.03(a) hereof, deposited with the Trustee, as custodian of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of any Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Series A Securities which are offered and sold to Institutional Accredited Investors which are not QIBs (excluding Non-U.S. Persons) shall be issued in the form of permanent certificated Securities in registered form (the "U.S. Physical Securities"). Securities issued pursuant to Section 3.13 in exchange for interests in the U.S. Global Security shall be in the form of U.S. Physical Securities. Securities issued in exchange for interests in the Offshore Global Security pursuant to Section 3.13 shall be in the form of permanent certificated Securities in registered form (the "Offshore Physical Securities" and, together with the U.S. Physical Securities, the "Physical Securities").

          Physical Securities shall be in substantially the form set forth in Sections 2.02(a) and 2.03(a) hereof.

          The principal of (and premium, if any), and interest on Global Securities shall be payable to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Securities represented thereby. The principal of (and premium, if any), and interest on Securities in certificated form shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to the addresses of the persons entitled thereto as such addresses shall appear on the Security Register.

          SECTION 3.02. Denominations. The Securities shall be issuable only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof; provided, however, that the Series A Securities shall be issuable only in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

         SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by any two of its Chairman of the Board, its President, its Vice Presidents and its Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture. On Company Order, the Trustee or an authenticating agent shall authenticate for original issue Series B Securities in an aggregate principal amount not to exceed $150,000,000; provided that such Series B Securities shall be issuable only upon the valid surrender for cancellation of Series A Securities of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement. In each case, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Series A Securities or Series B Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $150,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.06.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and made available for delivery hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          In case the Company, pursuant to Article VIII, shall be consolidated, amalgamated, merged with or into any other person or shall convey, transfer or lease substantially all of its properties and assets to any person, and the successor person resulting from such consolidation, amalgamation or surviving such merger, or into which the Company shall have been merged, or the person which shall have received a conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to
Article VIII, any of the Securities authenticated or made available for delivery prior to such consolidation, amalgamation, merger, conveyance, transfer or lease may, from time to time, at the request of the successor person, be exchanged for other Securities executed in the name of the successor person with such changes in terminology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If such Securities shall at any time be authenticated and made available for delivery in any new name of a successor person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Securities, such successor person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may appoint an authenticating agent to authenticate Securities on behalf of the Trustee if directed to do so by a Company Order. Each reference in this Indenture to authentication by the Trustee includes authentication by each such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

          If any of the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Global Securities that (i) shall represent and shall be in minimum denominations of $100,000, in the case of the Series A Securities, and $1,000, in the case of the Series B Securities, or, in each case, integral multiples of S1,000 in excess thereof, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depository's instructions and (iv) shall bear the legend in substantially the form set forth in Section 2.05.

          SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities and with respect to Global Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be in the form of Global Securities.

          If temporary Securities are issued (other than Global Securities), the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities of like tenor upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 3.14, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of like tenor and of any authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 3.05. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided at the Corporate Trust Office.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for such purpose pursuant to Section 3.14, the Company shall execute and the Trustee shall authenticate and make available for delivery (in the name of the designated transferee or transferees) one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor and bearing a number not contemporaneously outstanding.

          Subject to the provisions of Sections 3.12 and 3.13, at the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at the office or agency of the Company designated for such purpose pursuant to Section 3.14. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          If a Series A Security is a U.S. Physical Security, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange such Security for a book-entry security by instructing the Trustee to arrange for such Series A Security to be represented by a beneficial interest in a Global Security.

          All Securities issued upon any registration of transfer or exchange of Securities, including any exchange pursuant to an Exchange Offer, shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange and no such transfer or exchange shall constitute a repayment of any obligation nor create any new obligation, of the Company.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

          Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Security pursuant to Section 2.06, Section 2.02(a) and the restrictions set forth in this Section 3.05, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          The restrictions imposed by this Section 3.05 and Section 2.06 upon the transferability of any particular Restricted Security shall cease and terminate (a) in the case of an Offshore Global Security or an Offshore Physical Security, on the 41st day after the Issue Date or (b) in the case of a U.S. Global Security or a U.S. Physical Security, on (x) the later of July 22, 1998 or one year after the later of the Issue Date or the last date on which the Company or any Affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security) or (y) (if earlier) if and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or, unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144 (or such successor provision), transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision). Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Trustee or any transfer agent in accordance with the provisions of this Section 3.05, be exchanged for a new Security, of like series, tenor and aggregate principal amount, which shall not bear the restrictive legend required by Section 2.06 and shall thereafter be deemed not to be a Restricted Security for any purpose under this Indenture. The Company shall inform the Trustee in writing of the effective date of any registration statement registering any Restricted Securities under the Securities Act.

          No service charge shall be made for any registration of transfer, exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 3.06 not involving any transfer.

          The Company may but shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Notwithstanding any other provision of this Indenture, a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

          Any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

          When Securities are presented to the Security Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar's request.

          SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and upon Company Request the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security, including a Global Security if the destroyed, lost or stolen Security was a Global Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the

Company in its discretion may, instead of issuing a new Security, pay such Security in accordance with its terms.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. A new Security shall have such legends as appeared on the old Security unless the Company determines otherwise.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such Interest Payment Date.

          Any interest on any Security which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                           (a) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be so held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                           (b) The Company may make payment of any Defaulted
                  Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          No holder of any beneficial interest in any Global Security held on its behalf by a Depositary (or its nominee) shall have any rights under this Indenture with respect to such Global Security or any Security represented thereby, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security or any Security represented thereby for all purposes whatsoever. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interest in such Global Security, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominees) as Holder of such Global Security.

          SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be returned to the Company.

         SECTION 3.10. Computation of Interest. Interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers, and if it does so, the

Trustee shall use the applicable CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in any CUSIP number. All Series B Securities shall bear identical CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of either series of Securities.

          SECTION 3.12. Book-Entry Provisions for Global Security. (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.05.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.13. Beneficial owners may obtain Physical Securities in exchange for their beneficial interests in a Global Security upon request in accordance with the Depositary's and the Security Registrar's procedures (x) in the case of the Offshore Global Security, at any time on or after the 41st day following the Issue Date, and (y) in the case of the U.S. Global Security, at any time. In addition, Physical Securities shall be issued in exchange for a Global Security if (i) the Depositary notified the Company that it is unwilling or unable to continue as Depositary for a Global Security or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice or such cessation, as the case may be, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) an Event of Default has occurred and is continuing with respect to any Securities represented by a Global Security. Upon the occurrence in respect of any Global Security of any one or more of the conditions specified in clauses (i), (ii) and
(iii) of the preceding sentence such Global Security may be exchanged for Securities not bearing the legend specified in Section 2.05 and registered in the names of such Persons as may be specified by the Depositary (including Persons other than the Depositary).

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security to beneficial owners pursuant to subsection (b) of this Section, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more U.S. Physical Securities of like tenor and amount.

                  (e) In connection with the transfer of an entire Global Security to beneficial owners thereof pursuant to subsection (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (f) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to subsection (b) or subsection
(d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) or paragraph (e) of Section 3.13, bear the Private Placement Legend.

                  (g) The registered holder of the Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (h) QIBs that are beneficial owners of interests in a Global Security may receive Physical Securities (which shall bear the Private Placement Legend if required by Section 2.06) in accordance with the procedures of the Depositary. In connection with the execution, authentication and delivery of such Physical Securities, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the relevant Global Security equal to the principal amount of such Physical Securities, and the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Securities having an equal aggregate principal amount.

                  SECTION 3.13. Special Transfer Provisions. Unless and until
(i) such Series A Security is sold under an effective registration statement or
(ii) such Series A Security is exchanged for a Series B Security in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to each Series A Security:

                           (a) Transfers to Non-QIB Institutional Accredited
                  Investors. The following provisions shall apply with respect to registration of any proposed transfer of a Restricted Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. persons):

                                    (i) The Security Registrar shall register
                           the transfer of any Series A Security, whether or not such Security bears the Private Placement Legend, if
                           (x) the requested transfer is subsequent to a date which is one year after the later of the Issue Date and the last date on which the Company or any of its Affiliates was the owner of such Security or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of Exhibit A hereto.

                                    (ii) If the proposed transferor is an Agent
                           Member holding a beneficial interest in the U.S. Global Security seeking to transfer a U.S. Physical Security to another person, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more U.S. Physical Certificates of like tenor and amount.

                           (b) Transfers to QIBs. The following provisions shall
                  apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB (other than a Non-U.S. person):

                                    (i) If the Security to be transferred
                           consists of (x) U.S. Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Series A Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Series A Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are QIBs within the meaning of Rule 144A, and that it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption form registration provided by Rule 144A or
                           (y) an interest in the U.S. Global Security, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                                    (ii) If the proposed transferee is an Agent
                           Member, and the Series A Security to be transferred consists of U.S. Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

                           (c) Transfers of Interests in the Offshore Global
                  Security or Offshore Physical Securities to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Offshore Global Security or Offshore Physical Securities to U.S. Persons:

                                    (i) prior to the removal of the Private
                           Placement Legend from the Offshore Global Security or Offshore Physical Securities pursuant to Section 2.06 and Section 3.05, the Security Registrar shall refuse to register such transfer and

                                    (ii) after such removal, the Security
                           Registrar shall register the transfer of any such Security without requiring any additional certification.

                           (d) Transfers to Non-U.S. Persons at Any Time. The
                  following provisions shall apply with respect to any transfer of a Series A Security to a Non-U.S. Person:

                                    (i) The Security Registrar shall register
                           any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security only upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor.

                                    (ii) (x) If the proposed transferor is an
                           Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Security Registrar of (1) the documents required by paragraph
                           (i) of this paragraph (d) and (2) instructions in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and (y) if the proposed transferee is an Agent Member, upon receipt by the Security

                           Registrar of instructions given in accordance with the Depositary's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Security in an amount equal to the principal amount of the U.S. Physical Securities or the U.S. Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security so transferred or decrease the principal amount of the U.S. Global Security, as the case may be.

                           (e) Private Placement Legend. Upon the transfer,
                  exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the Private Placement Legend is no longer required pursuant to Section 2.06 and Section 3.05, or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                           (f) General. By its acceptance of any Security, or
                  any beneficial interest in any Global Security, bearing the Private Placement Legend, each Holder of such Security or beneficial interest acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer couples with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities to an Institutional Accredited Investor, each such Holder or beneficial owner agrees by its acceptance of the Securities to furnish the Security Registrar or the Company such certifications, legal opinions or other information as such Person may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect
                  to) the sufficiency of any such certifications, legal opinions or other information.

                           The Security Registrar shall retain copies of all
                  letters, notices and other written communications received pursuant to Section 3.12 or this Section 3.13. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 3.14. Maintenance of Office or Agency. The Company will maintain in The City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and monitor the other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of the location and any change in the location of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the

Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 3.15. Money for Securities; Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency in which such Securities are payable sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (a) hold all sums held by it for the payment of the
                  principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (b) give the Trustee notice of any default by the
                  Company in the making of any payment of principal (and premium, if any) or interest on the Securities; and

                           (c) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Subject to any applicable escheat, abandoned property or unclaimed property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 3.16. Rule 144A Information Requirement. Until such time as the Company consummates an Exchange Offer for all the Securities or has registered the Securities for resale under the Securities Act, the Company will make available, upon request, to any Holder or beneficial holder of Securities and any prospective purchaser of the Securities designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE IV

                           Satisfaction and Discharge

          SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Securities), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                                    (i) all Securities theretofore authenticated
                           and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                           Section 3.15) have been delivered to the Trustee for cancellation; or

                                    (ii)    all such Securities not theretofore
                           delivered to the Trustee for cancellation

                                            (A) have become due and payable; or

                                            (B) will become due and payable at
                                    their Stated Maturity within one year; or

                                            (C) are to be called for redemption
                                    within one year under arrangements
                                    satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense of the Company;

                  and the Company, in the case of (A), (B) or (C), has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose an amount, in the currency in which such Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the case of (B) or
                  (C), in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 93 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to the Securities shall not be deemed terminated or discharged;

                           (b) the Company has paid or caused to be paid all
                  other sums payable hereunder by the Company, including amounts owing to the Trustee under Section 6.07;

                           (c) in the case of clause (a)(ii)(B) or (C) above,
                  the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                           (d) the Company has delivered to the Trustee an
                  Opinion of Counsel or a ruling by the Internal Revenue Service to the effect that such deposit and discharge will not cause Holders of Securities to recognize income, gain or loss for Federal income tax purposes as a result of such deposit and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and discharge had not occurred.

          Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 3.15, shall survive.

                  SECTION 4.02. Application of Trust Money. Subject to provisions of the last paragraph of Section 3.15, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 4.03. Defeasance and Discharge of Indenture. The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities on the 94th day after the date of the deposit referred to in subparagraph (e) hereof, and the provisions of this Indenture, as they relate to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, at Company Request, execute proper instruments acknowledging the same), except, as to:

                           (a) the rights of Holders of Securities to receive,
                  from the trust funds described in subparagraph (e) hereof, payment of the principal of (and premium, if any) or interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest or upon redemption;

                           (b) the Company's obligations with respect to such
                  Securities under Sections 3.05, 3.06, 3.14 and 3.15;

                           (c) the rights, powers, trusts, duties and immunities
                  of the Trustee hereunder; and

                           (d) this Article IV,

provided that the following conditions shall have been satisfied:

                           (e) the Company has irrevocably deposited or caused
                  to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) as trust funds in the trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (A) or (B) of this subparagraph
                  (e) money in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installments of interest;

                           (f) such deposit shall not cause the Trustee with
                  respect to the Securities to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to the Securities;

                           (g) such deposit will not result in a breach or
                  violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                           (h) no Event of Default or event (including such
                  deposit) which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit and no Event of Default of the type referred to in paragraph (f) or (g) with respect to the Company or event which, with notice or lapse of time or both, would become such an Event of Default shall have occurred and be continuing during the period ending on the 93rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                           (i) if the Securities are then listed on any national
                  securities exchange, the Company has delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange to the effect that the deposit would not cause the Securities to be delisted;

                           (j) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel to the effect that there has been a change in applicable Federal law such that, or the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                           (k) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section have been complied with.

          SECTION 4.04. Defeasance of Certain Obligations. Subject to the satisfaction of the conditions set forth below, (i) the Company shall be released from its obligations under the covenants contained in Sections 10.02 and 10.03 with respect to the Outstanding Securities and such covenants shall be of no force and effect, in each case, on and after the date the conditions set forth below are satisfied, (ii) the Company may omit to comply with any term, provision or condition set forth in Sections 10.02 and 10.03, whether directly or indirectly, by reason of any reference elsewhere in this Indenture to any such covenant or by reason of any reference in any such covenant to any other provision in this Indenture or in any other document and (iii) any such omission with respect to Sections 10.02 and 10.03 shall not be an Event of Default, but, except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby. The following shall be the conditions to the application of this Section 4.04 to the Outstanding Securities:

                           (a) with reference to this Section 4.04, the Company
                  has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity, money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of interest on the Securities on the Stated Maturity of such principal or installments of interest;

                           (b) such deposit shall not cause the Trustee to have
                  a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to the Securities;

                           (c) such deposit will not result in a breach or
                  violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                           (d) no Event of Default or event (including such
                  deposit) which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                           (e) if the Securities are then listed on any national
                  securities exchange, the Company has delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange to the effect that the deposit would not cause the Securities to be delisted;

                           (f) the Company has delivered to the Trustee an
                  Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                           (g) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

                  SECTION 4.05. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 4.01, 4.03 or 4.04 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article IV until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.01, 4.03 or 4.04, as applicable; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such

Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                  SECTION 4.06. Miscellaneous Provisions. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
4.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.


                                    ARTICLE V

                                    Remedies

          SECTION 5.01. Events of Default. "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, sale or regulation of any administrative or governmental body):

                           (a) default in the payment of any interest, upon any
                  Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                           (b) default in the payment of the principal of (or
                  premium, if any, on) any Security at its Maturity; or

                           (c) default in the performance, or breach, of any
                  covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (d) (i) an event of default or any other event shall
                  occur or condition shall exist (if the effect of such event of default or other event or condition is to accelerate the maturity of Indebtedness of the Company or any Subsidiary) under any agreement or instrument relating to such Indebtedness in a principal amount of at least $10,000,000; or
                  (ii) failure on the part of the Company or any Subsidiary to make any payment of principal or interest or any payment under a guarantee in respect of any Indebtedness, in each case in an amount of at least $10,000,000 on the date such payment is due (or within any grace period specified in the agreement or other instrument governing such Indebtedness); or

                           (e) any final, nonappealable judgment or order for
                  the payment of money in excess of $10,000,000 shall be rendered against the Company and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (f) the entry by a court having jurisdiction in the
                  premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect to the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (g) the commencement by the Company for a voluntary
                  case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of such action.

         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in clauses (f) or (g) of Section 5.01) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) (and premium, if any) plus accrued and unpaid interest shall become immediately due and payable. If an Event of Default specified in clauses (f) or (g) of Section 5.01 occurs, the principal of (and premium, if any) and any accrued and unpaid interest on all of the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                           (a) the Company has paid or deposited with the
                  Trustee a sum sufficient to pay

                                    (i) all overdue interest on all Securities,

                                    (ii) the principal of (and premium, if any,
                           on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                                    (iii) to the extent that payment of such
                           interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                    (iv) all sums paid or advanced by the
                           Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07, and

                           (b) all Events of Default, other than the nonpayment
                  of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                           (a) default is made in the payment of any interest on
                  any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                           (b) default is made in the payment of the principal
                  of (or premium, if any, on) any Securities at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Security, the whole amount then due and payable on such Security for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest at the rate or rates prescribed therefor in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Security, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file and prove a claim for the whole amount of
                  principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents and take such other actions as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07) and of the Holders allowed in such judicial proceeding, and

                           (ii) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and for any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, or at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee
                  under Section 6.07;

                           SECOND: To the payment of the amounts then due and
                  unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                           THIRD: The balance, if any, to the Person or Persons
                  entitled thereto.

         SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                           (1) such Holder has previously given written notice
                  to the Trustee of a continuing Event of Default;

                           (2) the Holders of not less than 25% in principal
                  amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the
                  Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee, for 60 days after its receipt of
                  such notice, request and offer of indemnity, has failed to institute any such proceeding; and

                           (5) no direction inconsistent with such written
                  request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security

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
shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

                           (1) such direction shall not be in conflict with any
                  rule of law or with this Indenture, and

                           (2) the Trustee may take any other action deemed
                  proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive, by notice to the Trustee and the Company, any past default or Event of Default hereunder and its consequences, except a default

                           (1) in the payment of the principal of (or premium,
                  if any) or interest on any Security, or

                           (2) in respect of a covenant or provision hereof
                  which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount shall have waived such default prior to the date which is 120 days after such record date, any such waiver of such default previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01.  Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the

         Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) Subject to Section 6.04, no provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (5) the Trustee shall not be charged with knowledge of any default or Event of Default or any other act or circumstance upon the occurrence of which the Trustee may be required to take action unless a Responsible Officer of the Trustee obtains actual knowledge of such default, Event of Default, act or circumstance or unless written notice referencing this Indenture or the Securities is received by the Trustee at the Corporate Trust Office.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities; and provided, further, that in the case of any default of the character specified in Section 5.01(c), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of TIA Section 315(a) through 315(d):

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any instruction, request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (j) except with respect to Section 10.01 herein, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article X hereof. In addition, the Trustee shall not be deemed to have knowledge of any Event of Default except (i) any Event of Default occurring pursuant to Sections 5.01(a) or 5.01(b) or (ii) any Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any authenticating agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1, when supplied to the Company, will be true and accurate subject to the qualifications set forth therein. The Trustee or any authenticating agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities. The Trustee, any authenticating agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, authenticating agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Subject to the provisions of Section 3.15, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company.

                  SECTION 6.07. Compensation and Reimbursement. The Company agrees

                           (1) to pay to the Trustee from time to time, as the
                  Company and the Trustee shall from time to time agree in writing, compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to
                  reimburse the Trustee upon its request for all reasonable expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3) to indemnify the Trustee (and its agents) for,
                  and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall survive the satisfaction and discharge of this Indenture. Such obligations shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities, and the Securities are hereby subordinated to each senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article V hereof, the expenses (including reasonable fees and expenses of outside counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any applicable bankruptcy law.

                  The Trustee shall give the Company notice of any claim or liability for which the Trustee might be entitled to indemnification under subparagraph (3) of this Section 6.07 within a reasonable amount of time after a Responsible Officer of the Trustee actually becomes aware of such claim or liability.

                  SECTION 6.08. Disqualification; Conflicting Interests. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1),
(2) and (5). If the Trustee has or shall acquire a conflicting interests within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture. The Trustee shall be subject to the provisions of TIA Section 310(b).

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, eligible to act as Trustee under TIA Section 310(a)(1), having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. The Trustee hereby represents and warrants that it is currently in compliance and at all times will remain in compliance with the requirements of this Section
6.09. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company, nor any Person directly or indirectly controlling, controlled by or under common control with the Company, shall act as Trustee hereunder.

                  SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with TIA Section
                  3.10(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of rehabilitation, conservation or liquidation, or

                           (4) the Trustee shall commence a voluntary case under
                  the Federal bankruptcy laws, as now or thereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 6.11. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered within 30 days after such resignation, removal or incapability, or the occurrence of such vacancy, the resigning, removed or incapacitated Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to
Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and make available for delivery the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; in case any of the Securities shall not have been authenticated by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may authenticate and deliver such Securities either in the name of such predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 6.13. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section

311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

                  SECTION 7.01. Company To Furnish Trustee Names and Addresses of Holders. If the Trustee is not acting as Security Registrar for the Securities, the Company will furnish or cause to be furnished to the Trustee:

                           (a) semi-annually on a date not more than 15 days
                  after each Regular Record Date with respect to an Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days next preceding each such Regular Record Date, and

                           (b) at such other times as the Trustee may request in
                  writing within 15 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

                  SECTION 7.02. Preservation of Information; Communication to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by TIA Section 312(b).

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION 7.03. Reports by Trustee. Within 60 days after May 15 of each year commencing with May 15, 1998, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such May 15 if required by TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c). A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

                  SECTION 7.04. Reports by Company.

                  (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. In the event that the Company is at any time not subject to the reporting requirements of the Exchange Act, it shall provide the Trustee and file with the Commission (unless the Commission will not accept such a filing), within 15 days after the Company would have been required to file such information with the Commission, financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual and quarterly reports, information or other documents if the Company had been subject to the requirements of such Sections 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a). Notwithstanding anything to the contrary herein, the Trustee shall have no duty to review such documents for the purposes of determining compliance with any provision of this Indenture.

                  (b) The Company shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Company shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses
(a) and (b) of this Section or as otherwise may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer of Lease

                  SECTION 8.01. Company May Consolidate, Etc. Only On Certain Terms. The Company shall not, in a single transaction or in a series of transactions, consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person and the Company shall not permit any Person to consolidate with or merge into the Company or convey transfer or lease all or substantially all of its properties and assets to the Company, unless:

                           (1) the Person formed by such consolidation or into
                  which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                           (2) immediately after giving effect to such
                  transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                           (3) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger by the Company into, any other Person or conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (a) to evidence the succession of another Person to
                  the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                           (b) to add to the covenants of the Company for the
                  benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

                           (c) to add any additional Events of Default; or

                           (d) to add to or change any of the provisions of this
                  Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in a bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                           (e) to secure the Securities; or

                           (f) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee hereunder; or

                           (g) to cure any ambiguity, to correct or supplement
                  any provision herein which may be inconsistent with other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders in any material respect; or

                           (h) to comply with the requirements of the Commission
                  in order to effect or maintain the qualifications of this Indenture under the Trust Indenture Act.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                           (a) change the Stated Maturity of the principal of,
                  or any installment of principal of or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon redemption thereof, or change the place of payment where, or the coin or currency in which, any such Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                           (b) reduce the percentage in principal amount of the
                  Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults and their consequence provided in this Indenture, or

                           (c) modify any of the provision of this Section 9.02,
                  Section 5.13 or Section 9.08, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.02 and Section 9.08, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(h).

                  The Company may, but shall not obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed for such purpose, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 120 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in a form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for Outstanding Securities.

                  SECTION 9.07. Notice of Supplemental Indentures. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security so affected, pursuant to
Section 1.06, setting forth in general terms the substance of such supplemental indenture.

                  SECTION 9.08. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.02 and 10.03 if before the time for such compliance the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect each term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the t obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed for such purpose, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided that unless the Holders of not less than a majority in principal amount of the Outstanding Securities shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                  SECTION 9.09. Payment for Consent. None the Company, any Affiliate of the Company or any Subsidiary shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                    ARTICLE X

                                    Covenants

                  SECTION 10.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.02. Limitation on Liens. The Company will not itself, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist, any mortgage, pledge, security interest or lien (a "Financing Lien") of or upon any of their respective properties or assets, whether real or personal, tangible or intangible, or otherwise, whether owned on the date of this Indenture or thereafter acquired ("Property"); provided, however, that this Section shall not apply to:

                           (i) the mortgages to be entered into by the Company
                  and The Glatfelter Pulp Wood Company, a wholly-owned Subsidiary of the Company, in favor of GWS Valuch, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company;

                           (ii) Financing Liens on any Property securing or
                  providing for the payment or refinancing of the purchase price of such Property created or assumed contemporaneously with (or within 120 days after) the acquisition of such Property to secure or provide for the payment or refinancing of all or any substantial part of the purchase price of such Property or the cost of improvements to such Property, provided that (A) the principal amount of Indebtedness secured by such Financing Liens does not exceed 100% of the costs of such Property and/or improvements and (B) such Financing Liens shall not apply to any Property of the Company or any Subsidiary, other than the acquired Property and any improvements with respect thereto;

                           (iii) Financing Liens on any Property existing at the
                  time of acquisition thereof, provided that such Financing Liens (A) shall not extend to any Property of the Company or any Subsidiary other than the Property so acquired and (B) are not incurred in connection with or in contemplation of the acquisition of the Property acquired;

                           (iv) Financing Liens on any Property to secure
                  Indebtedness of a Subsidiary to the Company or to another Subsidiary;

                           (v) Financing Liens for taxes, government assessments
                  or government charges or levies not yet due or which are being contested in good faith by appropriate proceedings, to the extent that a reserve or appropriate provision, if any, is made in accordance with generally accepted accounting principles;

                           (vi) warehousemen's, mechanics', carriers',
                  materialmen's, repairmen's and other like Financing Liens incurred in the ordinary course of business, and Financing Liens securing reimbursement obligations with respect to trade letters of credit, banker's acceptances and sight drafts incurred in the ordinary course of business which encumber documents and other property relating to such letters of credit, banker's acceptances and sight drafts;

                           (vii) Financing Liens existing on the date of this
                  Indenture;

                           (viii) in addition to Financing Liens incurred in
                  connection with Indebtedness permitted by any other provision of this Section 10.02, Financing Liens securing Indebtedness in an aggregate principal amount which does not in the aggregate at any time any such Financing Lien is incurred, exceed 10% of Consolidated Net Tangible Assets;

                           (ix) Financing Liens on any Property in favor of the
                  United States of America or any State thereof or the Commonwealth of Puerto Rico, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof or the Commonwealth of Puerto Rico, to secure partial, progress, advance or other payments, or other obligations pursuant to any contract or statute or to secure any Indebtedness or other obligations incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving the Property subject to such Financing Lien (including Financing Liens incurred in connection with pollution control, industrial revenue, Title XI maritime financings or similar financings);

                           (x) Financing Liens on timberlands in connection with
                  an arrangement under which the Company and/or one or more Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money, however reasonably determined; or

                           (xi) any extension, renewal or replacement (or
                  successive extensions, renewals or replacements), in whole or in part, of any Financing Lien referred to in the foregoing clauses (i) to (x), inclusive; provided, however, that the principal amount of Indebtedness secured thereby shall not be in excess of the outstanding principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the Property which secured the Financing Lien so extended, renewed or replaced (plus improvements on the Property).

                  SECTION 10.03. Limitation on Sale and Leaseback Transactions. The Company will not, nor will it permit any Subsidiary to, enter into directly or indirectly any arrangement with any Person (other than the Company or any Subsidiary) providing for the leasing by the Company or a Subsidiary of any Property (except for temporary leases for a term, including any renewal thereof, of not more than three years), which Property has been or is to be sold or transferred to the Company or such Subsidiary to such Person (herein referred to as a "Sale and Leaseback Transaction"), unless either:

                           (i) the Company or such Subsidiary would, at the time
                  of entering into such arrangement, be entitled under Section
                  10.02 to incur Indebtedness secured by a Financing Lien on the Property to be leased equal to or exceeding the amount of the net proceeds received by the Company or such Subsidiary with respect to such Sale and Leaseback Transaction; or

                           (ii) within 90 days after the effective date of any
                  such Sale and Leaseback Transaction, the Company or such Subsidiary applies an amount (net of applicable taxes) equal to the greater of (A) the net proceeds of such sale or transfer or (B) the fair market value of the Property so leased at the time of entering into such arrangement (as determined by the Board of Directors) to the retirement (other than any mandatory retirement) of any funded Indebtedness of the Company or any Subsidiary which by its terms is senior to, or pari passu with the Securities.

                  SECTION 10.04. Compliance Certificate. (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to his or her knowledge each entity has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if an Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to his or her knowledge no event has occurred and remains in existence by reasons of which payments on account of the principal of or interest, if any, on the Securities of any series is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

                  (b) The Company shall deliver to the Trustee, forthwith upon any Officer becoming aware of (i) any Event of Default or (ii) any event of default under any other mortgage, indenture or instrument, and Officers' Certificate specifying such Event of Default or event of default and what action the Company is taking or proposes to take with respect thereto.


                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Right of Redemption. The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time prior to maturity, at the Redemption Price, together with accrued interest to the Redemption Date.

                  SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with this Article.

                  SECTION 11.03. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities pursuant to Section 11.04, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

                  SECTION 11.04. Selection by Trustee of Securities to Be Redeemed. Except in the case of a redemption in whole of the Securities, if less than all the Securities are to be redeemed at the election of the Company, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities in a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 11.05. Notice of Redemption. Notice of redemption shall be given in the manner provided for in Section 1.05 not less than 30 days and not more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed in whole or in part pursuant to this Article Eleven. The Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

                  All notices of redemption shall state:

                           (1) the Redemption Date,

                           (2) the Redemption Price,

                           (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be Outstanding after such partial redemption,

                           (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder shall receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                           (5) that on the Redemption Date the Redemption Price plus any accrued interest to the Redemption Date will become due and payable upon each such Security, or portion thereof, to be redeemed, and that, unless the Company defaults in making payment of the Redemption Price plus any accrued interest to the Redemption Date, interest thereon, shall cease to accrue on and after said Redemption Date,

                           (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                           (7) the name and address of the Paying Agent,

                           (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price,

                           (9) the CUSIP number, and that no representation is made as to the accuracy or correctness of the CUSIP number, if any, listed in such notice or printed on the Securities, and

                           (10) the Section of this Indenture pursuant to which the Securities are to be redeemed.

                  SECTION 11.06. Deposit of Redemption Price. On or prior to 11:00 A.M., New York City time, on each Redemption Date for any Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 3.15) an amount of money to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, such Securities or such amount or any portions thereof which are to be redeemed on that date.

                  SECTION 11.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as of the close of business on the relevant Regular Record Date according to their terms and the provisions of
Section 3.07.

                  If, as a result of the failure of the Company to deposit sufficient funds with the Trustee, any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to
Section 3.14 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be only executed all as of the day and year first above written.



                             P.H. GLATFELTER COMPANY



                             By: /s/ Robert P. Newcomer
                                 ----------------------------
                                 Name: Robert P. Newcomer
                                 Title: Sr. Vice President & CFO


                             THE BANK OF NEW YORK, as Trustee



                             By: /s/ Remo J. Reale
                                 ----------------------------
                                 Name: Remo J. Reale
                                 Title: Assistant Vice President

                                                                       EXHIBIT A

                       FORM OF CERTIFICATE TO BE DELIVERED
                         IN CONNECTION WITH TRANSFERS TO
                   NON-QIB INSTITUTIONAL ACCREDITED INVESTORS


P.H. GLATFELTER COMPANY
228 South Main Street
Spring Grove, Pennsylvania  17362

THE BANK OF NEW YORK
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Trustee Administration

Ladies and Gentlemen:

                  In connection with our proposed purchase of 6 7/8% Notes due 2007 (the "Notes") of P.H. Glatfelter Company (the "Company"), we confirm that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  2. We are acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  3. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act.

                  4. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Notes prior to the date which is one year after the original issuance of the Notes, we will do so only (i) to the Company or any of its subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that, prior to such transfer, furnished (or has furnished on its behalf by a U.S. broker/dealer) to the Trustee (as defined in the Indenture relating to the Notes), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the Trustee),(iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

                  5. We are not acquiring the Notes for or on behalf of, and will not transfer the Notes to, any pension or welfare plan or an individual retirement arrangement or account which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets are deemed to include plan assets by reason of such a plan, arrangement or account investing in such entity, except as permitted in the section entitled "Notice to Investors" of the Offering Memorandum relating to the Notes.

                  6. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                  The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.



                                  _____________________________________________
                                  (Name of Purchaser)


                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Address:


                                  Date:________________________________________


Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name: _______________________

Address: ____________________

_____________________________

Taxpayer ID Number: _________

                                                                       EXHIBIT B

                       FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S


P.H. GLATFELTER COMPANY
228 South Main Street
Spring Grove, Pennsylvania  17362

THE BANK OF NEW YORK
101 Barclay Street
Floor 21 West
New York, New York 10286
Attention: Corporate Trust Trustee Administration

Ladies and Gentlemen:

                  In connection with our proposed sale of $___________ aggregate principal amount of 6 7/8% Notes due 2007 (the "Notes") of P.H. Glatfelter Company (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                           (1) the offer of the Notes was not made to a U.S.
                  Person;

                           (2) either (a) at the time the buy order was
                  originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in the
                  United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                           (4) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.


                                  _____________________________________________
                                  (Name of Transferor)



                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Address:


                                  Date: _______________________________________

Upon transfer, the Notes should be registered in the name of the new beneficial owner as follows:


Name: _______________________

Address: ____________________

_____________________________

Taxpayer ID Number: _________

                                       B-2